                                                             Exhibit 99.B(17.1)

                                 POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337    333-129091   333-133157
033-61897    033-75988    033-76018    333-56297    333-130822   333-133158
033-64277    033-75992    033-79122    333-72079    333-130825   333-134760
033-75248    033-75996    033-81216    333-105479   333-130826   333-141040
033-75962    033-75998    333-01107    333-109622   333-130827
033-75974    033-76002    333-09515    333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536    811-05906    811-08582


I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature
                           /s/ Brian D. Comer
                       -------------------------
                       Brian D. Comer, President

                                 POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337    333-129091    333-133157
033-61897    033-75988    033-76018    333-56297    333-130822    333-133158
033-64277    033-75992    033-79122    333-72079    333-130825    333-134760
033-75248    033-75996    033-81216    333-105479   333-130826    333-141040
033-75962    033-75998    333-01107    333-109622   333-130827
033-75974    033-76002    333-09515    333-109860   333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536    811-05906    811-08582


I hereby ratify and confirm on this 16th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature

                        /s/ Robert W. Crispin
                     ---------------------------
                     Robert W. Crispin, Director

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                                 POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337     333-129091    333-133157
033-61897    033-75988    033-76018    333-56297     333-130822    333-133158
033-64277    033-75992    033-79122    333-72079     333-130825    333-134760
033-75248    033-75996    033-81216    333-105479    333-130826    333-141040
033-75962    033-75998    333-01107    333-109622    333-130827
033-75974    033-76002    333-09515    333-109860    333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536    811-05906     811-08582


I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature

                      /s/ Thomas J. McInerney
            ------------------------------------------
            Thomas J. McInerney, Director and Chairman

                                 POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337     333-129091    333-133157
033-61897    033-75988    033-76018    333-56297     333-130822    333-133158
033-64277    033-75992    033-79122    333-72079     333-130825    333-134760
033-75248    033-75996    033-81216    333-105479    333-130826    333-141040
033-75962    033-75998    333-01107    333-109622    333-130827
033-75974    033-76002    333-09515    333-109860    333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536     811-05906    811-08582


I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature

                        /s/ Kathleen A. Murphy
                     ----------------------------
                     Kathleen A. Murphy, Director

                               POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337     333-129091    333-133157
033-61897    033-75988    033-76018    333-56297     333-130822    333-133158
033-64277    033-75992    033-79122    333-72079     333-130825    333-134760
033-75248    033-75996    033-81216    333-105479    333-130826    333-141040
033-75962    033-75998    333-01107    333-109622    333-130827
033-75974    033-76002    333-09515    333-109860    333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536    811-05906     811-08582


I hereby ratify and confirm on this 13 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature

                          /s/ Steven T. Pierson
   ---------------------------------------------------------------------
   Steven T. Pierson, Senior Vice President and Chief Accounting Officer

                               POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337     333-129091    333-133157
033-61897    033-75988    033-76018    333-56297     333-130822    333-133158
033-64277    033-75992    033-79122    333-72079     333-130825    333-134760
033-75248    033-75996    033-81216    333-105479    333-130826    333-141040
033-75962    033-75998    333-01107    333-109622    333-130827
033-75974    033-76002    333-09515    333-109860    333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536    811-05906     811-08582


I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature

                        /s/ Catherine H. Smith
       ------------------------------------------------------
       Catherine H. Smith, Director and Senior Vice President

                               POWER OF ATTORNEY

          PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b)
                           OF THE SECURITIES ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370    033-75980    033-76004    333-27337     333-129091    333-133157
033-61897    033-75988    033-76018    333-56297     333-130822    333-133158
033-64277    033-75992    033-79122    333-72079     333-130825    333-134760
033-75248    033-75996    033-81216    333-105479    333-130826    333-141040
033-75962    033-75998    333-01107    333-109622    333-130827
033-75974    033-76002    333-09515    333-109860    333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512    811-02513    811-04536    811-05906     811-08582


I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                               Signature

                          /s/ David A. Wheat
 ------------------------------------------------------------------------------
 David A. Wheat, Director, Executive Vice President and Chief Financial Officer